                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-4014
                                                     --------

                             Meridian Fund, Inc.(R)
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                       60 E. Sir Francis Drake Boulevard
                             Wood Island, Suite 306
                               Larkspur, CA 94939
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Richard F. Aster, Jr.
                        60 E. Sir Francis Drake Boulevard
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                -------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 415-461-6237
                                                            ------------

                     Date of fiscal year end: June 30, 2003
                                              --------------

                     Date of reporting period: June 30, 2003
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

MERIDIAN FUND, INC.
                                                                  August 6, 2003

To Our Shareholders:

The stock market, as measured by the S&P 500 Index, posted its best quarterly performance since the end of 1998. We believe the end of the Iraqi war and the prospects of a stronger economy during the second half of the year are encouraging to investors. The S&P 500 advanced 14.9%, the NASDAQ 21.0% and the Russell 2000 23.0% during the second quarter. Internet, biotechnology and home construction were among the strongest performing sectors. Three of the weaker performing groups included mining, tires and insurance stocks. The slow economy appeared to benefit the bond market. The yield on the 30-year Treasury bond stood at 4.56% at the end of June versus 5.48% a year ago.

Economic indicators improved during the quarter, but GDP growth and job growth remain lackluster. Private payrolls are still declining, consumer confidence remains at a low level and manufacturing is still weak. We believe the economy, while growing slowly, is headed in the right direction and that growth will pick up somewhat during the second half of 2003 and through 2004. Both monetary and fiscal policy, the government's two major economic weapons, are expansionary. Interest rates and inflation remain at low levels, productivity is increasing and the current tax cuts should stimulate spending and provide incentives for additional savings and investment. Profit growth may accelerate through 2004 and this, along with low interest rates, may lead to increased capital spending.

Our market outlook is positive. We believe that economic growth combined with low interest rates and modest inflation is good for equities. Most stocks today are selling at reasonable valuations relative to alternative investments such as cash equivalents, bonds and real estate.

The Wall Street Transcript recently featured the Meridian Growth Fund. The interview with Richard Aster is available on our web site at www.meridianfund.com. Go to the Meridian Growth Fund link and then go to Press.

Please notice we have consolidated both our funds into one report in an effort to decrease printing and mailing expenses.

We welcome those new shareholders who joined the Meridian Growth Fund and the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

MERIDIAN GROWTH FUND(R)

The Meridian Growth Fund's net asset value per share at June 30, 2003 was $27.24. This represents an increase of 18.5% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,031.7% and 13.7%, respectively. The Fund's assets at the close of the quarter were invested 8.5% in cash and cash equivalents and 91.5% in stocks. Total net assets were $448,393,059 and there were 26,727 shareholders.

Our strategy is unchanged. We continue to focus on small and medium-sized growth stocks that we believe are well positioned in their respective markets and that will benefit from a better economy during the next few years. More than ninety percent of our gains are long-term and are now taxed at the attractive rate of fifteen percent.

During the June quarter, we purchased shares in Advent Software, Inc., Dollar Tree Stores, Inc., Herman Miller, Inc. and Ross Stores, Inc. We sold our positions in Kohl's Corporation and United States Cellular Corporation.

Mercury General Corporation is a well-managed California auto insurer, which we believe has considerable growth prospects. Mercury has a reputation of underwriting discipline, exceptional claims service and a network of independent agents and brokers who proudly represent Mercury in a competitive market. The company has an exceptional long-term record based on competitive rates, but not at the expense of underwriting standards or service to policyholders. We believe growth will come from market share gains in California and geographical expansion. Mercury is moving into other major markets including Texas, Florida and Georgia. We understand that the management team plans to undertake this growth in an orderly and profitable manner, using the same formula that has been so successful in California. Mercury is well capitalized and the shares sell at approximately 12 times estimated earnings. We believe Mercury represents a good long-term investment.

                                          Sincerely,

                                          /s/ Richard F. Aster, Jr.



                                          Richard F. Aster, Jr.

MERIDIAN VALUE FUND(R)

The Meridian Value Fund's net asset value per share at June 30, 2003 was $31.65. This represents an increase of 12.7% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the eight years ended June 30, 2003, were 358.2% and 21.0%, respectively. The comparable period returns for the S&P 500 with dividends were 103.7% and 9.3%, respectively. The Fund's assets at the close of the quarter were invested 9.0% in cash and cash equivalents and 91.0% in stocks. Total net assets were $1,456,552,232 and there were 87,416 shareholders.

There have been no major changes in our portfolio or our strategy. We continue to research out-of-favor companies with strong or improving balance sheets, which we believe are positioned to generate earnings growth even in a difficult economic environment.

New positions during the quarter include AMVESCAP, AT&T Wireless Services, American Eagle Outfitters, American Greetings, BearingPoint, Bristol-Myers Squibb, Campbell Soup, Crane, Cummins, Embraer-Empresa Brasileira de Aeronautica, Inco, Keane, Koninklijke Phillips Electronics, Newfield Exploration, Packaging Corporation of America and Valero Energy. We sold our shares in Borders, Concord Camera, Gold Fields, InFocus, Mercury Computer Systems, Park Place Entertainment, Payless ShoeSource, RadioShack, Sensient Technologies, THQ, Viasys Healthcare and Yum Brands.

We recently increased our position in Electronics for Imaging ("EFII"). EFII is the leading supplier of technology products to connect copiers, printers and digital presses to computer networks. From 1999 to 2002, the company's operating earnings declined from $1.49 to $0.31. Revenues declined almost 40% while operating margins declined from 22% to 5%; due principally to the weak economy and increased investments in new growth initiatives in the corporate, professional and mobile printing markets. Consequently, the stock dropped from a high of $70 to a low of $13. In 2003, EFII's investments are beginning to bear fruit as new products ramp up. We believe operating earnings will increase to $0.57 in 2003, and are projected to improve to $0.70 in 2004. With the stock price now at $19.50 and net available cash at $8.15, EFII's business is valued at 20 times estimated 2003 earnings and 16 times projected 2004 earnings.

                                          Sincerely,


/s/ Richard F. Aster, Jr.       /s/ Kevin O'Boyle          /s/ James England
  Richard F. Aster, Jr.           Kevin O'Boyle              James England

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Shares        Value
                               ---------   ------------
COMMON STOCK - 91.5%
BANKING & FINANCE - 3.0%
    Silicon Valley
      Bancshares.............    284,500   $  6,773,945
    UCBH Holdings, Inc.*.....    238,600      6,843,048
                                           ------------
                                             13,616,993
  BROKERAGE & MONEY MANAGEMENT - 3.2%
    Edwards (A.G.), Inc.*....    210,450      7,197,390
    T. Rowe Price Group,
      Inc.*..................    190,200      7,180,050
                                           ------------
                                             14,377,440

  CELLULAR COMMUNICATIONS - 0.7%
    American Tower Corp.
      Class A................    353,000      3,124,050

  CONSTRUCTION - 2.6%
    Granite Construction,
      Inc.*..................    600,925     11,513,723

  CONSUMER SERVICES - 2.5%
    Regis Corp.*.............    389,000     11,300,450

  EDUCATION - 2.0%
    DeVry, Inc. .............    378,000      8,803,620

  FURNITURE & FIXTURES - 1.1%
    Herman Miller, Inc.*.....    247,775      5,007,533

  HEALTHCARE SERVICES - 12.0%
    DaVita, Inc. ............    439,300     11,764,454
    Health Management
      Associates, Inc. Class
      A*.....................    588,500     10,857,825
    Lincare Holdings, Inc....    357,650     11,269,551
    Province Healthcare
      Co. ...................    762,700      8,443,089
    Renal Care Group,
      Inc. ..................    328,800     11,577,048
                                           ------------
                                             53,911,967

  INDUSTRIAL PRODUCTS - 4.7%
    Dionex Corp. ............    250,130      9,942,667
    Tektronix, Inc. .........    519,400     11,219,040
                                           ------------
                                             21,161,707

                                Shares        Value
                               ---------   ------------

  INDUSTRIAL SERVICES - 6.1%
    Expeditors International
      of Washington, Inc.*...    134,200   $  4,648,688
    Paychex, Inc.*...........    153,400      4,496,154
    Republic Services,
      Inc. ..................    513,800     11,647,846
    United Rentals, Inc. ....    481,350      6,685,952
                                           ------------
                                             27,478,640

  INSURANCE - 2.5%
    Mercury General Corp.*...    240,300     10,969,695

  RESTAURANTS - 7.2%
    Applebee's International,
      Inc.*..................    294,950      9,270,279
    P.F. Chang's China
      Bistro, Inc. ..........     92,000      4,527,320
    Ruby Tuesday, Inc.*......    465,800     11,519,234
    Sonic Corp. .............    273,950      6,966,548
                                           ------------
                                             32,283,381

  RETAIL - 17.0%
    Bed, Bath and Beyond,
      Inc. ..................    127,000      4,928,870
    Borders Group, Inc. .....    603,000     10,618,830
    Claire's Stores, Inc.*...    325,700      8,259,752
    Cost Plus, Inc. .........    277,300      9,888,518
    Dollar Tree Stores,
      Inc. ..................    197,100      6,253,983
    Ethan Allen Interiors,
      Inc.*..................    294,600     10,358,136
    Men's Wearhouse, Inc. ...    508,400     11,108,540
    Ross Stores, Inc.*.......    135,800      5,804,092
    Tiffany & Co.*...........    271,600      8,875,888
                                           ------------
                                             76,096,609

  TECHNOLOGY - 22.6%
    Advent Software, Inc. ...    274,000      4,633,340
    American Power Conversion
      Corp...................    569,700      8,881,623
    Autodesk, Inc.*..........    601,200      9,715,392
    FileNET Corp. ...........    417,400      7,529,896
    Getty Images, Inc. ......    224,500      9,271,850
    KEMET Corp. .............  1,006,000     10,160,600
    Molex, Inc. Class A *....    433,800     10,055,050
    Symbol Technologies,
      Inc.*..................    818,500     10,648,685
    Synopsys, Inc. ..........    171,400     10,601,090

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Shares        Value
                               ---------   ------------
COMMON STOCK (continued)
    Vishay Intertechnology,
      Inc. ..................    801,400   $ 10,578,480
    Zebra Technologies Corp.
      Class A................    121,900      9,165,661
                                           ------------
                                            101,241,667

  TELECOMMUNICATIONS EQUIPMENT - 4.3%
    Andrew Corp. ............  1,158,700     10,660,040
    Plantronics, Inc. .......    402,400      8,720,008
                                           ------------
                                             19,380,048

  TOTAL COMMON STOCK - 91.5%
    (Identified cost $353,390,606)......    410,267,523
                                           ------------
U.S. GOVERNMENT OBLIGATIONS - 4.2%
    (Identified cost $18,978,910)
    U.S. Treasury Bill @1.098% due
    08/07/03 (Face Value $19,000,000)...     18,980,374
                                           ------------

  TOTAL INVESTMENTS - 95.7%
  (Identified cost $372,369,516)........    429,247,897

CASH AND OTHER ASSETS LESS
  LIABILITIES - 4.3%....................     19,145,162
                                           ------------

NET ASSETS - 100%.......................   $448,393,059
                                           ============

* income producing security

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 91.0%
AEROSPACE/DEFENSE - 2.5%
    Empresa Brasileira De
      Aeronautica S.A.
      ADR*..................    731,200   $   13,965,920
    Raytheon Co.*...........    428,400       14,068,656
    Rockwell Collins,
      Inc.*.................    356,600        8,783,058
                                          --------------
                                              36,817,634
  AGRICULTURE - 1.9%
    Agrium, Inc.*...........  1,204,600       13,202,416
    Potash Corp. of
      Saskatchewan, Inc.*...    227,200       14,540,800
                                          --------------
                                              27,743,216
  APPAREL - 1.0%
    V.F. Corp.*.............    405,100       13,761,247
  BANKING/FINANCE - 0.6%
    Amvescap Plc ADR*.......    660,000        9,226,800
  BASIC MATERIALS - 4.0%
    Inco Ltd. ..............    869,600       18,383,344
    Newmont Mining Corp.*...  1,237,700       40,175,742
                                          --------------
                                              58,559,086
  CONSUMER PRODUCTS - 4.7%
    American Greetings Corp.
      Class A...............    677,100       13,298,244
    Campbell Soup Co.*......    408,600       10,010,700
    Dial Corp.*.............  1,262,600       24,557,570
    Kimberly-Clark Corp.*...    390,700       20,371,098
                                          --------------
                                              68,237,612
  CONSUMER SERVICES - 5.4%
    EchoStar Communications
      Corp. Class A.........    650,000       22,503,000
    ServiceMaster Co.*......  1,505,000       16,103,500
    Waste Management,
      Inc.*.................  1,669,600       40,220,664
                                          --------------
                                              78,827,164
  ENERGY - 9.2%
    Arch Coal, Inc.*........    982,000       22,566,360
    Burlington Resources,
      Inc.*.................    511,300       27,645,991
    FMC Technologies,
      Inc. .................    960,300       20,214,315
    Helmerich & Payne,
      Inc.*.................    106,100        3,098,120

                               Shares         Value
                              ---------   --------------
    Kerr-McGee Corp.*.......    416,500   $   18,659,200
    Newfield Exploration
      Co. ..................    192,700        7,235,885
    Tom Brown, Inc. ........    499,400       13,878,326
    Valero Energy Corp.*....    567,000       20,599,110
                                          --------------
                                             133,897,307
  HEALTHCARE PRODUCTS - 5.6%
    ArthroCare Corp. .......    425,300        7,128,028
    Becton, Dickinson &
      Co.*..................    757,100       29,413,335
    Boston Scientific
      Corp. ................    471,900       28,833,090
    Haemonetics Corp. ......    862,000       16,119,400
                                          --------------
                                              81,493,853
  HEALTHCARE SERVICES - 8.8%
    DaVita, Inc. ...........  1,239,500       33,193,810
    Lincare Holdings,
      Inc. .................    912,800       28,762,328
    Omnicare, Inc.*.........  1,257,000       42,474,030
    PAREXEL International
      Corp. ................  1,250,200       17,440,290
    Tenet Healthcare
      Corp. ................    586,000        6,826,900
                                          --------------
                                             128,697,358
  INDUSTRIAL PRODUCTS - 7.7%
    Crane Co.*..............    217,800        4,928,814
    Cummins, Inc.*..........    254,000        9,116,060
    Engelhard Corp.*........    755,400       18,711,258
    International Flavors &
    Fragrances, Inc.*.......    465,500       14,863,415
    Packaging Corp. of
      America...............    452,700        8,343,261
    Pall Corp.*.............  1,237,400       27,841,500
    Thermo Electron
      Corp. ................    606,100       12,740,222
    Waters Corp. ...........    538,500       15,686,505
                                          --------------
                                             112,231,035
  INDUSTRIAL SERVICES - 4.3%
    ADVO, Inc. .............    176,200        7,823,280
    Genuine Parts Co.*......    885,400       28,341,654
    Valassis Communications,
      Inc. .................  1,053,900       27,106,308
                                          --------------
                                              63,271,242
  INFORMATION TECHNOLOGY SERVICES - 0.5%
    BearingPoint, Inc. .....    534,700        5,159,855
    Keane, Inc. ............    186,600        2,543,358
                                          --------------
                                               7,703,213

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
INSURANCE - 3.5%
    Aetna, Inc.*............    249,500   $   15,019,900
    SAFECO Corp.*...........  1,030,200       36,345,456
                                          --------------
                                              51,365,356
  PAPER/FOREST PRODUCTS - 1.6%
    Aracruz Celulose S.A.
      ADR*..................    695,900       14,655,654
    Sappi Ltd ADR*..........    639,100        7,892,885
                                          --------------
                                              22,548,539
  PHARMACEUTICALS - 4.4%
    Bristol-Myers Squibb
      Co.*..................    376,000       10,208,400
    Mylan Laboratories,
      Inc.*.................  1,031,500       35,865,255
    Serono S.A. ADR*........  1,221,490       17,784,895
                                          --------------
                                              63,858,550
  REAL ESTATE - 1.0%
    Healthcare Realty Trust,
      Inc.*.................    480,900       14,018,235
  RETAIL - 5.7%
    American Eagle
      Outfitters, Inc. .....    485,000        8,894,900
    Burlington Coat Factory
      Warehouse Corp.*......    257,200        4,603,880
    CVS Corp.*..............    713,200       19,990,996
    Men's Wearhouse,
      Inc. .................    681,700       14,895,145
    Office Depot, Inc. .....  1,045,700       15,173,107
    Zale Corp. .............    488,200       19,528,000
                                          --------------
                                              83,086,028
  TECHNOLOGY - 10.5%
    American Power
      Conversion Corp. .....  1,083,668       16,894,384
    Cadence Design System,
      Inc. .................    584,000        7,043,040
    Coherent, Inc. .........    323,667        7,745,351
    Electronics for Imaging,
      Inc. .................    719,300       14,594,597
    Hyperion Solutions
      Corp. ................    368,000       12,423,680
    Koninklijke (Royal)
      Philips Electronics
      N.V. NY Shares........    115,000        2,197,650

                               Shares         Value
                              ---------   --------------
    Power Integrations,
      Inc. .................  1,083,000   $   26,338,560
    SERENA Software,
      Inc. .................    861,000       17,977,680
    Storage Technology
      Corp. ................  1,192,700       30,700,098
    Symbol Technologies,
      Inc.*.................    660,200        8,589,202
    Synopsys, Inc. .........    115,900        7,168,415
                                          --------------
                                             151,672,657
  TELECOMMUNICATIONS EQUIPMENT - 1.0%
    ADTRAN, Inc. ...........    273,855       14,046,023
  TELECOMMUNICATIONS SERVICES - 4.4%
    AT&T Wireless Services,
      Inc. .................    955,000        7,840,550
    CenturyTel, Inc.*.......    793,200       27,643,020
    Citizens Communications
      Co. ..................  2,240,500       28,880,045
                                          --------------
                                              64,363,615
  TRANSPORTATION - 2.7%
    Burlington Northern
      Santa Fe Corp.*.......    746,000       21,216,240
    J.B. Hunt Transport
      Services, Inc. .......    486,000       18,346,500
                                          --------------
                                              39,562,740
  TOTAL COMMON STOCK - 91.0%
    (Identified cost $1,110,353,282)...    1,324,988,510
                                          --------------
  U.S. GOVERNMENT OBLIGATIONS - 5.0%
      U.S. Treasury Bill @ 1.144% due
      07/10/03 (Face Value
      $15,000,000).....................       14,996,178
      U.S. Treasury Bill @ 1.134% due
      07/24/03 (Face Value
      $13,000,000).....................       12,991,589
      U.S. Treasury Bill @ 1.113% due
      07/31/03 (Face Value
      $11,500,000).....................       11,489,944
      U.S. Treasury Bill @ 1.037% due
      08/14/03 (Face Value
      $10,000,000).....................        9,990,176
      U.S. Treasury Bill @ 1.093% due
      08/28/03 (Face Value
      $12,000,000).....................       11,984,950
      U.S. Treasury Bill @ 0.851% due
      09/11/03 (Face Value
      $11,500,000).....................       11,481,002
                                          --------------

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              Value
                                          --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Identified cost $72,923,572)..........   $   72,933,839
                                          --------------
  TOTAL INVESTMENTS - 96.0%
  (Identified cost $1,183,276,854).....    1,397,922,349
CASH AND OTHER ASSETS LESS
  LIABILITIES - 4.0%...................       58,629,883
                                          --------------

NET ASSETS - 100%......................   $1,456,552,232
                                          ==============

* income producing security

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Growth Fund      Value Fund
                                                            ------------   --------------
ASSETS
  Investments (Cost $372,369,516 and $1,183,276,854)......  $429,247,897   $1,397,922,349
  Cash and cash equivalents...............................    19,899,052       70,154,264
  Receivable for:
     Capital shares.......................................     1,145,579        1,287,332
     Dividends............................................       165,938        1,004,547
     Interest.............................................         8,681           28,893
     Securities sold......................................     1,388,936        9,618,511
  Prepaid expenses........................................         1,745            3,500
                                                            ------------   --------------
     TOTAL ASSETS.........................................   451,857,828    1,480,019,396
                                                            ------------   --------------

LIABILITIES
  Payable for:
     Capital shares.......................................        65,449          930,614
     Securities purchased.................................     2,987,051       21,023,214
  Accrued expenses:
     Investment advisory fees.............................       291,893        1,227,313
     Other payables and accrued expenses..................       120,376          286,023
                                                            ------------   --------------
     TOTAL LIABILITIES....................................     3,464,769       23,467,164
                                                            ------------   --------------
NET ASSETS................................................  $448,393,059   $1,456,552,232
                                                            ============   ==============
Capital shares issued and outstanding, par value $0.01
  (25,000,000 and 50,000,000 shares authorized)...........    16,459,089       46,013,936
                                                            ============   ==============
Net asset value per share (offering and redemption
  price)..................................................        $27.24           $31.65
                                                            ============   ==============
Net Assets consist of:
  Paid in capital.........................................  $387,275,600   $1,355,188,790
  Accumulated net realized gain (loss)....................     4,239,078     (113,282,053)
  Net unrealized appreciation on investments and foreign
     currency translations................................    56,878,381      214,645,495
                                                            ------------   --------------
                                                            $448,393,059   $1,456,552,232
                                                            ============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Growth Fund    Value Fund
                                                              -----------   ------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $0 and
     $72,146, respectively).................................  $ 1,247,145   $ 10,751,702
  Interest..................................................      293,773      1,097,707
  Other income..............................................           --        136,799
                                                              -----------   ------------
       Total Investment Income..............................    1,540,918     11,986,208
                                                              -----------   ------------
EXPENSES
  Investment advisory fees..................................    2,560,989     12,137,323
  Transfer agent fees.......................................      201,800        450,313
  Reports to shareholders...................................      108,904        415,665
  Custodian fees............................................       53,732        175,029
  Pricing fees..............................................       68,695        168,834
  Registration and filing fees..............................       38,502         38,700
  Professional fees.........................................       36,865         36,865
  Miscellaneous expenses....................................        6,606         17,041
  Directors' fees and expenses..............................          881          4,154
                                                              -----------   ------------
       Total expenses.......................................    3,076,974     13,443,924
                                                              -----------   ------------
  Net investment loss.......................................   (1,536,056)    (1,457,716)
                                                              -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments...................    4,243,657    (74,623,894)
  Net change in unrealized appreciation on investments and
     foreign currency translations..........................   10,490,266    138,434,441
                                                              -----------   ------------
  Net gain on investments...................................   14,733,923     63,810,547
                                                              -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $13,197,867   $ 62,352,831
                                                              ===========   ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            Growth Fund                      Value Fund
                                   -----------------------------   -------------------------------
                                    Year Ended      Year Ended       Year Ended       Year Ended
                                   June 30, 2003   June 30, 2002   June 30, 2003    June 30, 2002
                                   -------------   -------------   --------------   --------------
OPERATIONS
Net investment loss..............   $(1,536,056)    $(1,369,673)      $(1,457,716)     $(2,323,438)
Net realized gain (loss) on
  investments....................     4,243,657      11,777,819       (74,623,894)     (37,725,420)
Net increase (decrease) in
  unrealized appreciation
  (depreciation) of
  investments....................    10,490,266     (12,385,892)      138,434,441        7,171,686
                                   ------------    ------------    --------------   --------------
  Net increase (decrease) in net
     assets from operations......    13,197,867      (1,977,746)       62,352,831      (32,877,172)
                                   ------------    ------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary
  income.........................      (699,754)             --                --       (1,007,532)
Distributions from net realized
  capital gain...................    (7,469,451)    (17,227,660)               --       (1,201,570)
                                   ------------    ------------    --------------   --------------
  Net distributions..............    (8,169,205)    (17,227,660)               --       (2,209,102)
                                   ------------    ------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares....   209,292,815     182,159,957       511,600,637      963,374,074
Reinvestment of distribution.....     7,510,696      16,327,450                --        1,950,486
Less: redemptions................   (84,098,027)    (50,740,320)     (414,608,084)    (401,590,408)
                                   ------------    ------------    --------------   --------------
  Increase resulting from capital
     share transactions..........   132,705,484     147,747,087        96,992,553      563,734,152
                                   ------------    ------------    --------------   --------------
Total increase in net assets.....   137,734,146     128,541,681       159,345,384      528,647,878
NET ASSETS
Beginning of year................   310,658,913     182,117,232     1,297,206,848      768,558,970
                                   ------------    ------------    --------------   --------------
End of year*.....................  $448,393,059    $310,658,913    $1,456,552,232   $1,297,206,848
                                   ============    ============    ==============   ==============

* The end of year balance includes undistributed net investment (loss) of $0 and $0, respectively for the Growth Fund and $0 and $(148), respectively, for the Value Fund.

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           For the fiscal year ended June 30,
                                             ---------------------------------------------------------------
                                               2003       2002       2001       2000       1999       1998
                                             --------   --------   --------   --------   --------   --------
Net Asset Value - Beginning of period......    $28.10     $31.30     $29.45     $26.28     $33.26     $33.20
                                             --------   --------   --------   --------   --------   --------

Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*..............     (0.08)     (0.12)      2.26       0.11       0.16       0.27
Net Gains (Losses) on Securities (both
 realized and unrealized)..................     (0.11)     (0.24)      3.89       4.99      (0.50)      4.92
                                             --------   --------   --------   --------   --------   --------

Total From Investment Operations...........     (0.19)     (0.36)      6.15       5.10      (0.34)      5.19
                                             --------   --------   --------   --------   --------   --------

Less Distributions
------------------
Distributions from net investment income...     (0.06)      0.00      (2.44)     (0.15)     (0.14)     (0.32)
Distribution from Net Realized Capital
 Gains.....................................     (0.61)     (2.84)     (1.86)     (1.78)     (6.50)     (4.81)
                                             --------   --------   --------   --------   --------   --------

Total Distributions........................     (0.67)     (2.84)     (4.30)     (1.93)     (6.64)     (5.13)
                                             --------   --------   --------   --------   --------   --------

Net Asset Value - End of Period............    $27.24     $28.10     $31.30     $29.45     $26.28     $33.26
                                             ========   ========   ========   ========   ========   ========

Total Return...............................    (0.20%)     0.42%     23.34%     21.45%      3.05%     16.92%
                                             ========   ========   ========   ========   ========   ========

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's)..........  $448,393   $310,659   $182,117   $140,990   $185,683   $296,803

Ratio of Expenses to Average Net Assets....     0.95%      1.02%      1.04%      1.09%      1.01%      0.95%

Ratio of Net Investment Income (Loss) to
 Average Net Assets........................    (0.47%)    (0.62%)    (0.26%)     0.31%      0.49%      0.76%

Portfolio Turnover Rate....................       27%        26%        43%        28%        51%        38%

                                                For the fiscal year ended June 30,
                                             -----------------------------------------
                                               1997       1996       1995       1994
                                             --------   --------   --------   --------
Net Asset Value - Beginning of period......    $32.21     $27.29     $24.27     $23.87
                                             --------   --------   --------   --------
Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*..............      0.40       0.30       0.27       0.09
Net Gains (Losses) on Securities (both
 realized and unrealized)..................      3.71       5.47       3.63       0.76
                                             --------   --------   --------   --------
Total From Investment Operations...........      4.11       5.77       3.90       0.85
                                             --------   --------   --------   --------
Less Distributions
------------------
Distributions from net investment income...     (0.36)     (0.31)     (0.18)     (0.02)
Distribution from Net Realized Capital
 Gains.....................................     (2.76)     (0.54)     (0.70)     (0.43)
                                             --------   --------   --------   --------
Total Distributions........................     (3.12)     (0.85)     (0.88)     (0.45)
                                             --------   --------   --------   --------
Net Asset Value - End of Period............    $33.20     $32.21     $27.29     $24.27
                                             ========   ========   ========   ========
Total Return...............................    13.92%     21.40%     16.44%      3.48%
                                             ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's)..........  $353,029   $384,087   $328,153   $199,191
Ratio of Expenses to Average Net Assets....     0.96%      0.96%      1.06%      1.22%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................     1.23%      0.99%      1.18%      0.38%
Portfolio Turnover Rate....................       37%        34%        29%        43%

* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 For the fiscal year ended June 30,
                                   ----------------------------------------------------------------------------------------------
                                      2003         2002        2001      2000      1999      1998      1997      1996     1995(1)
                                   ----------   ----------   --------   -------   -------   -------   -------   -------   -------
Net Asset Value - Beginning of
 Period..........................      $30.34       $30.98     $25.88    $22.29    $19.30    $17.40    $15.32    $10.27    $9.87
                                   ----------   ----------   --------   -------   -------   -------   -------   -------   ------

Income from Investment Operations
--------------------------------
Net Investment Income (Loss)**...       (0.03)       (0.05)      1.12      0.05     (0.10)    (0.19)    (0.26)    (0.10)   (0.04)
Net Gains (Losses) on Securities
 (both realized and
 unrealized).....................        1.34        (0.51)      5.75      5.91      3.56      4.32      3.20      5.15     0.44
                                   ----------   ----------   --------   -------   -------   -------   -------   -------   ------

Total From Investment
 Operations......................        1.31        (0.56)      6.87      5.96      3.46      4.13      2.94      5.05     0.40
                                   ----------   ----------   --------   -------   -------   -------   -------   -------   ------

Less Distributions
------------------
Distribution from Net Investment
 Income..........................        0.00        (0.04)     (1.09)     0.00      0.00      0.00      0.00      0.00     0.00
Distribution from Net Realized
 Capital Gains...................        0.00        (0.04)     (0.68)    (2.37)    (0.47)    (2.23)    (0.86)     0.00     0.00
                                   ----------   ----------   --------   -------   -------   -------   -------   -------   ------

Total Distributions..............        0.00        (0.08)     (1.77)    (2.37)    (0.47)    (2.23)    (0.86)     0.00     0.00

Net Asset Value - End of
 Period..........................      $31.65       $30.34     $30.98    $25.88    $22.29    $19.30    $17.40    $15.32   $10.27
                                   ==========   ==========   ========   =======   =======   =======   =======   =======   ======

Total Return.....................       4.32%       (1.78%)    27.95%    29.63%    18.92%    26.05%    20.55%+   49.17%+   4.05%+
                                   ==========   ==========   ========   =======   =======   =======   =======   =======   ======
Ratios/Supplemental Data
------------------------

Net Assets, End of Period
 (000's).........................  $1,456,552   $1,297,207   $768,559   $87,930   $24,912   $12,196    $7,340    $3,472     $715

Ratio of Expenses to Average Net
 Assets..........................       1.11%        1.12%      1.10%     1.41%     1.63%     2.16%     2.51%*    2.55%*   2.78%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets....      (0.12%)      (0.22%)     0.60%     0.39%    (0.65%)   (1.35%)   (1.96%)*  (1.36%)* (0.58%)*

Portfolio Turnover Rate..........         60%          54%        76%       86%      124%      133%      144%      125%      77%

(1) Commenced Operations on Feb 10, 1994.

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Investment Manager may reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the periods ended June 30, 1997 through June 30, 1995, respectively.

** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund, Inc., (the "Company"), is comprised of the Meridian Growth Fund (the "Growth Fund") and the Meridian Value Fund (the "Value Fund"). The Growth Fund and the Value Fund (each a "Fund" and collectively, the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load, diversified, open-end management investment companies. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

    The primary investment objective of the Growth Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed.

    The primary investment objective of the Value Fund is to seek long-term growth of capital.

    The following is a summary of significant accounting policies for both
    Funds:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

    b. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is as follows:

                                                       Aggregate Gross   Aggregate Gross
                                                         Unrealized        Unrealized      Net Unrealized
                                      Aggregate Cost    Appreciation      Depreciation      Appreciation
                                      --------------   ---------------   ---------------   --------------
        Growth Fund.................  $  372,484,442    $ 71,916,937      $(15,153,482)     $ 56,763,455
        Value Fund..................   1,188,020,703     238,553,832       (28,652,186)      209,901,646

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to the Funds are allocated to each Fund in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

    h. GUARANTEES AND INDEMNIFICATIONS: Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. RELATED PARTIES: The Funds have entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2003 was as follows:

      Growth Fund...............................  2.7%
      Value Fund................................  0.6%

    The Investment Adviser receives from the Growth Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Growth Fund's net assets and 0.75% of the Growth Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets.

    The Investment Adviser receives from the Value Fund as compensation for its services an annual fee of 1% of the Value Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets. The investment adviser has agreed to voluntarily limit the expenses of the Value Fund to 2.50%.

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    With respect to this voluntary limit, the Investment Adviser did not reimburse the Value Fund during 2003.

3. CAPITAL SHARES TRANSACTIONS: The Growth Fund and Value Fund have authorized 25,000,000 and 50,000,000 common shares at a par value of $.01 per share, respectively. Transactions in capital shares for the years ended June 30, 2003 and 2002 were as follows:

                                             Growth Fund                       Value Fund
                                       ------------------------        --------------------------
                                          2003          2002              2003           2002
                                       ----------    ----------        -----------    -----------
    Shares sold....................     8,611,562     6,337,280         18,083,824     30,893,853
    Shares issued on reinvestment
      of distributions.............       333,958       672,857                 --         72,027
                                       ----------    ----------        -----------    -----------
                                        8,945,520     7,010,137         18,083,824     30,965,880
    Shares redeemed................    (3,541,670)   (1,773,803)       (14,832,550)   (13,007,941)
                                       ----------    ----------        -----------    -----------
    Net increase...................     5,403,850     5,236,334          3,251,274     17,957,939
                                       ==========    ==========        ===========    ===========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Funds who are directors and/or officers of the Investment Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Funds as of June 30, 2003, were as follows:

      Growth Fund..............................  $2,500
      Value Fund...............................   3,695

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2003, were as follows:

                                                              Purchases          Proceeds from Sales
                                                             ------------        -------------------
    Growth Fund............................................  $193,239,876           $ 80,614,623
    Value Fund.............................................   751,543,638            672,638,862

    The cost of purchases, redemptions at maturity, and proceeds from sales of U.S. Government securities were as follows:

                                              Purchase      Redeemed at Maturity    Proceeds from Sales
                                            ------------    --------------------    -------------------
    Growth Fund...........................  $ 62,810,914        $ 57,400,000            $       --
    Value Fund............................   267,747,938         277,100,000             9,989,856

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. DISTRIBUTION INFORMATION: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles accepted in the United States. The tax character of distributions made during the fiscal years ended June 30, 2002 and June 30, 2003 were as follows:

                                        2002 TAXABLE DISTRIBUTIONS
                                                                              Net
                                                             Ordinary      Long-Term         Total
    Fund                                                      Income     Capital Gains   Distributions
    ----                                                    ----------   -------------   -------------
    Growth Fund...........................................  $  517,816    $16,709,844     $17,227,660
    Value Fund............................................   1,007,532      1,201,570       2,209,102

                                        2003 TAXABLE DISTRIBUTIONS
                                                                              Net
                                                             Ordinary      Long-Term         Total
    Fund                                                      Income     Capital Gains   Distributions
    ----                                                    ----------   -------------   -------------
    Growth Fund...........................................  $  699,328    $ 7,469,877     $ 8,169,205
    Value Fund............................................          --             --              --

7. FEDERAL INCOME TAXES: Permanent differences, incurred during the year ended June 30, 2003, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

                                                                    Increase/Decrease    Increase/Decrease
                                                Increase/Decrease   Undistributed Net   Accumulated Realized
    Fund                                         Paid-In Capital    Investment Income       Gain/(Loss)
    ----                                        -----------------   -----------------   --------------------
    Growth Fund...............................     $(1,536,056)        $2,235,810            $(699,754)
    Value Fund................................      (1,457,864)         1,457,864                   --

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   As of June 30, 2003, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:

                                                              Expiring in 2010        Expiring in 2011
                                                              ----------------        ----------------
    Value Fund..............................................    $13,013,923             $91,589,259

                     COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS
                                                                Growth Fund         Value Fund
                                                                -----------        -------------
    Undistributed long-term capital gains.....................  $ 4,354,004        $          --
    Capital loss carryforwards................................           --         (104,603,182)
    Post-October losses.......................................           --           (3,935,022)
    Unrealized appreciation/(depreciation)....................   56,763,455          209,901,646
                                                                -----------        -------------
        Total Accumulated Earnings (Losses)...................  $61,117,459        $ 101,363,442
                                                                ===========        =============

   Post-October losses represent losses realized on investment transactions from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund and Meridian Value Fund (hereafter referred to as the "Funds") at June 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 8, 2003

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. ( the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information
(SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *
--------------------------------------------------------------------------------

Richard F. Aster, Jr. (63)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.; President, Aster Capital Management, Inc.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Michael Stolper (58)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker - Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 2
Other Directorships: Pasadena Capital, Kane-Miller Publishing
--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is the investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC. (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

Michael S. Erickson (51)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor; Former Chairman & Current CFO, AeroAstro
Number of Portfolios Overseen: 2
Other Directorships: AeroAstro

James Bernard Glavin (68)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Herbert Charles Kay (66)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 2
Other Directorships: N/A
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

Gregg B. Keeling (48)

Positions(s) Held with Fund: Treasurer, Secretary, Principal Financial and Accounting Officer
Length of Service: (Beginning Date): April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations; Aster Capital Management, Inc.,
Vice President of Operations; IPEO, Inc., CFO; Deloitte & Touche, LLP, Certified Public Accountant

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Growth Fund's investment performance declined 0.20% during the fiscal year ended June 30, 2003. This reflected the strength in the financial, industrial products, restaurants, retail and technology sectors, as well as selective stocks that may be the only issue we own in a particular sector. Our positive performance was offset, primarily by weakness in the healthcare services and industrial services sectors. These market conditions materially affected the Fund's performance. The Russell 2000 Index declined 1.64% during the period while the S&P 500 gained 0.25%. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, that the Investment Adviser believes may have prospects for above average growth in revenue and earnings. Of a total of 58 investments, 38 advanced and 20 declined.

   VALUE OF $10,000 INVESTED IN THE MERIDIAN GROWTH FUND, THE S&P 500 AND THE
                                  RUSSELL 2000
[PERFORMANCE LINE GRAPH]

                                                  MERIDIAN GROWTH FUND               S&P 500                  RUSSELL 2000
                                                  --------------------               -------                  ------------
6/30/93                                                   10000                       10000                       10000
6/30/94                                                   10348                       10145                       10434
6/30/95                                                   12049                       12779                       12532
6/30/96                                                   14628                       16099                       15526
6/30/97                                                   16664                       21685                       18062
6/30/98                                                   19483                       28221                       21044
6/30/99                                                   20078                       34643                       21359
6/30/00                                                   24384                       37155                       24418
6/30/01                                                   30076                       31649                       24557
6/30/02                                                   30202                       25958                       22445
6/30/03                                                   30142                       26023                       22077

                              MERIDIAN GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                      -0.20%

Five Years                                                     9.12%

Ten Years                                                     11.67%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2003, the Meridian Value Fund gained 4.32% compared to a gain of 0.25% for the S&P 500 with reinvested dividends, a loss of 1.64% for the Russell 2000, and a gain of 10.91% for the NASDAQ. The relatively strong performance of the NASDAQ compared to the other indices, reflected a rebound in the biotechnology, technology, and telecommunications sectors after two years of dramatic declines. Approximately 17% of the Fund's investments were in the aforementioned sectors, and contributed meaningfully to performance. During the fiscal year ended June 30, 2003, the Fund's strongest performing investments were in the telecommunications, technology, healthcare, basic materials, and energy sectors. The worst performing investments were in the retail and leisure sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, that the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on following this strategy, the Fund's average compounded annual return for the eight-year period from June 30, 1995 to June 30, 2003 was 20.96% compared to 9.30% for the S&P 500 with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average compounded annual return from inception to June 30, 2003 was 17.95% compared to 10.15% for the S&P 500 with reinvested dividends.

      VALUE OF $10,000 INVESTED IN THE MERIDIAN VALUE FUND AND THE S&P 500 [PERFORMANCE LINE GRAPH]

                                                                          S&P 500                      MERIDIAN VALUE FUND
                                                                          -------                      -------------------
2/10/94                                                                    10000                              10000
6/30/94                                                                     9579                               9870
6/30/95                                                                    12066                              10270
6/30/96                                                                    15200                              15319
6/30/97                                                                    20475                              18467
6/30/98                                                                    26646                              23278
6/30/99                                                                    32711                              27683
6/30/00                                                                    35082                              35885
6/30/01                                                                    29883                              45918
6/30/02                                                                    24510                              45101
6/30/03                                                                    24571                              47049

                              MERIDIAN VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                       4.32%

Five Years                                                    15.11%

Since Inception                                               17.95%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                                  MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

           ---------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                            MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662

                                 JUNE 30, 2003

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Meridian Fund, Inc.(R)
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Richard F. Aster, Jr.
                         -------------------------------------------------------
                         Richard F. Aster, Jr., Director & Principal Executive Officer (principal executive officer)

Date                     August 22, 2003
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard F. Aster, Jr.
                         -------------------------------------------------------
                         Richard F. Aster, Jr., Director & Principal Executive Officer (principal executive officer)

Date                     August 22, 2003
     ---------------------------------------------------------------------------


By (Signature and Title)*  /s/ Gregg B. Keeling
                         -------------------------------------------------------
                         Gregg B. Keeling, Principal Financial Officer, Principal Accounting Officer, Treasurer & Secretary (principal financial officer)

Date                     August 22, 2003
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.